CODE OF BUSINESS CONDUCT AND ETHICS

Introduction and Business Philosophy

Old National Bancorp (the "Company") is built upon the principles of fair dealing and ethical conduct of our Associates and Directors. Our reputation for integrity and excellence requires careful observance of the spirit and letter of all applicable laws and regulations, as well as a scrupulous regard for the highest standards of conduct and personal integrity.

This Code of Business Conduct and Ethics applies to all Associates and Directors of the Company. For purposes of this Code, the term "Associate" includes all full-time, part-time and temporary employees of the Company, while the term "Director" includes bank, holding company and community bank Directors.

The continued success of the Company is dependent upon our customers' trust, and we are dedicated to preserving that trust. Associates and Directors have a duty to the Company, its customers, and shareholders to act in a way that will merit the continued trust and confidence of the public.

The Company will comply with all applicable laws and regulations and expects its Directors and Associates to conduct business in accordance with the letter, spirit, and intent of all relevant laws and regulations and to refrain from any illegal, dishonest, or unethical conduct.

In general, the use of good judgment based on high ethical principles, will guide every Associate and Director with respect to acceptable conduct. If a situation arises where it is difficult to determine the proper course of action, the matter should be discussed openly with an immediate supervisor, manager or other appropriate personnel, or consult the procedures described in section 12 of this Code.

Maintaining the highest level of business ethics and conduct is the responsibility of every Associate and Director. If an Associate becomes aware that another Associate has violated this Code of Business Conduct and Ethics (sometimes referred to herein as "Code"), he or she is obligated to report it in accordance with procedures set forth below. No one has authority to retaliate against an Associate who reports a possible violation honestly and in good faith. Disregarding or failing to comply with this standard of business ethics and conduct could lead to disciplinary action, up to and including possible termination of employment.

1. Compliance with Laws, Rules and Regulations

It is the policy of the Company to comply with all applicable laws, including, without limitation, employment, discrimination, health, safety, antitrust, securities and environmental laws. No Associate or Director of the Company has authority to violate any law or to direct another person to violate any law on behalf of the Company.

Obeying the law, both in letter and in spirit, is the foundation on which the Company's ethical standards are built. All Associates and Directors must respect and obey the laws of the cities and states in which we operate. Although everyone is not expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel.

The Company holds periodic information and training sessions to promote compliance with laws, rules and regulations.

2. Conflicts of Interest

A "conflict of interest" exists when a person's private interest interferes in any way with the interests of the Company. A conflict situation can arise when a Director or Associate takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively. Conflicts of interests may also arise when a Director or Associate, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company.

It is almost always a conflict of interest for a Company Associate to work simultaneously for a competitor, customer or supplier. Full-time Associates are not allowed to work for a consultant or board member. The best policy is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf.

Conflicts of interest are prohibited as a matter of Company policy, unless approved by the Board of Directors. Conflicts of interest may not always be clear-cut, so if questions arise, Associates should consult with their immediate supervisors or Human Resources Representatives or consult the compliance procedures set forth in Section 12. Any Director or Associate who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or consult the procedures described in Section 12 of this Code.

3. Insider Trading

Associates or Directors who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. Financial information regarding the Company and/or its subsidiaries is not to be communicated in any way to any person unless it has been published in reports to the Company's shareholders or otherwise made generally available to the public. Information is made generally available to the public after the information has been disseminated to the public for at least two full business days. This does not preclude the necessary communication on a "need to know" basis of data necessary for continuing operations to Associates within the Company. If information is communicated to persons outside the Company who are not Directors or Associates of the Company, or who do not have a need to know the information, these individuals have become "tippees" under the federal securities laws. Any individuals found to be guilty of an offense of trading on inside information may face a very stiff penalty of up to three times the profit gain or loss avoided, along with a criminal penalty of $100,000 for willful violations.

All non-public information about the Company should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is not only unethical but also illegal. If Directors or Associates have questions concerning the Securities Laws in general or insider trading rules, please consult the Company's Corporate Legal Department.

4. Corporate Opportunities

Associates and Directors are prohibited from personally benefiting from opportunities that are discovered through the use of corporate property, contracts, information or position without the consent of the Board of Directors. No Associate or Director may use corporate property, information or position for improper personal gain, and no Associate or Director may compete with the Company directly or indirectly. Associates and Directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

5. Confidentiality of Company Information/Use of Company Assets

All Directors and Associates of the Company are entrusted with Confidential Information. The term "Confidential Information" means all trade secrets and proprietary information of the Company; skills; knowledge; ideas; customer information (including but not limited to names, addresses, telephone, fax, social security numbers, financial information and the scope of the relationship with the Company); knowledge of customer's requirements; pricing methods; product mix; sales and marketing techniques; supplier relationships and agreements; and, documentation, processes and know-how used in or pertaining to the Company's business. Any Confidential Information acquired by a Director or Associate shall be used solely in connection with his or her duties, solely for Company purposes and not for personal gain. Each Director and Associate agrees, unless authorized by the Company's Chief Executive Officer ("CEO") or Chief Operating Officer ("COO") in writing, to not disclose or provide Confidential Information to any third party, to not use any Confidential Information for the benefit of any party other than the Company, and to not use any Confidential Information to compete with the Company or in a manner detrimental to the Company. Disclosure of Confidential Information between Directors and Associates shall be limited to those who have a need to know such Confidential Information to discharge their duties to the Company.

Associates must take precautionary measures to ensure that business-related paperwork and documents are produced, copied, faxed, filed, stored and discarded by means designed to minimize the risk that unauthorized persons might obtain access to proprietary or confidential information. Associates should also ensure that access to work areas and computers is properly controlled and must safeguard passwords and other means of entry into the Company's information systems. Associates should not discuss sensitive matters or confidential information in public places such as elevators, hallways, restaurants, restrooms or on cell phones.

Disclosing confidential information to persons not entitled to such information or assisting any person in gaining unauthorized access to Company records are both direct violations of the Company's policies. Protecting the privacy rights of the Company's customers is of the utmost importance to the Company. In addition to preventing unauthorized disclosure of confidential customer information, Associates should act diligently to prevent third parties from engaging in identity theft or other forms of fraudulent use or appropriation of customer information. The communication of false or derogatory information about the Company, its customers or its Associates is also a violation of Company policy and will constitute grounds for disciplinary actions including termination.

All Associates and Directors should endeavor to protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. Any suspected incident of fraud or theft should be immediately reported to your immediate supervisor for investigation. Company equipment should not be used for non-Company business, though incidental personal use may be permitted.

6. Competition and Fair Dealing

We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner's consent, or inducing such disclosures by past or present Associates of other companies is prohibited. Each Associate and Director should endeavor to respect the rights of and deal fairly with the Company's customers, suppliers, competitors and Associates. No Associate or Director should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

7. Gifts, Meals, Services and Entertainment

It is a violation of the Code (and could be a violation of the Federal Bank Bribery Statute if done with a corrupt intent) for an Associate or close family member of an Associate to request or accept anything of value which, based upon the facts and circumstances, could be reasonably determined to have an influence on the performance of the Associate's duties to act in a manner which favors a vendor, supplier, contractor or customer contrary to the Company's best interests.

Associates are expected to participate in entertainment amenities of reasonable cost to facilitate business. Payment by anyone other than the Company of costs relating to meals, refreshments, travel arrangements not customary during the course of a meeting or other bona fide business occasion must not be accepted.

Generally no gift or entertainment should ever be accepted by any Company Associate, family member of an Associate or agent unless it meets all of the following conditions: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not in excess of $200.00, (4) cannot be construed as a bribe or payoff and (5) does not violate any laws or regulations. Gifts or entertainment received by Associates exceeding $200.00 in value must be reported to the Associate's immediate supervisor immediately. Any uncertainty as to the appropriateness of gifts or proposed gifts should be addressed with an Associate's immediate supervisor.

8. Record-Keeping

The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions.

Many Associates regularly use Company purchasing credit cards for travel and other business. If there is uncertainty with respect to the legitimacy of an expense, Associates should contact their immediate supervisor. Rules and guidelines covering business travel expense and general business expense are available from the Corporate Accounting Department or from Human Resources.

All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls.

Records should always be retained or destroyed according to the Company's record retention policy. In accordance with those policies, in the event of litigation or governmental investigation please consult the Corporate Legal Department.

9. Company Political Involvement

Associates and Directors are free to exercise the right to make political contributions within legal limits, unless such a contribution is otherwise prohibited by other policies of the Company. The Company will not reimburse any Associate or Director for political contributions, and Associates and Directors should not attempt to receive or facilitate such reimbursements. Generally, no contribution may be made with the expectation of favorable government treatment in return.

Any Associate desiring to run for an elective political office or to accept an appointment to a federal, state or local government office, must secure the written approval of the Company's CEO or COO..

10. Serving on Board of "For-Profit" Organizations

Associates and Directors of the Company and its subsidiaries should consider carefully any proposed service on the board of Directors of any for-profit corporation. Before an Associate or Director may agree to serve on the board of Directors of a for-profit corporation, he or she must secure the written approval of the CEO or COO. Particular caution should be taken when the for-profit organization has a borrowing relationship with the Company, especially if the organization's business involves environmental risks.

11. Reporting any Illegal or Unethical Behavior

The Company relies on all of its Directors and Associates to assist management in its efforts to ensure compliance with the Code. Any Director or Associate who reasonably and in good faith suspects illegal or unethical behavior with regard to the Company's operations or a violation of the Code should, in the case of a Director making a report, provide such information to the Company's CEO, the non-executive Chairman of the Board or General Counsel, and in case of an Associate making a report, to any of the following persons: The Executive Officer for the reporting Associate's Division, the Senior Vice President and Director of Human Resources or the General Counsel.

In addition or as an alternative to making a report to the designated executives, Associates can also use the anonymous complaint reporting tool accessible on the Company's Intranet website or by calling the toll-free number set forth in this section. Associates desiring to make an anonymous report may use the Ethicspoint® System for matters involving alleged accounting, auditing or financial reporting misconduct, or for other violations of law or this Code. Illegal and unethical behavior includes, but is not limited to, any violation of state or federal law or regulations concerning securities law disclosures, employment, discrimination, fraud or theft.

The federal Sarbanes-Oxley Act of 2002 requires that the Company's Audit Committee establish procedures for the confidential anonymous submission of Associate concerns regarding questionable accounting, internal controls or auditing matters. Employee complaints and reports of this nature shall be handled under the procedures established by the Audt Committee. The Company has retained Ethicspoint® to handle the anonymous submission of Associate complaints. To submit an anonymous complaint to the Audit Committee members or other appropriate personnel, go to Old National's Intranet home page and click on Ethicspoint®. Associates can also submit an anonymous complaint by calling Ethicspoint® directly by dialing 1-866-ETHICSP.

12. Waivers of the Code of Business Conduct and Ethics

Any waiver of this Code of Business Conduct and Ethics may be made only by the Board or the Corporate Governance and Nominating Committee and will be promptly disclosed as required by law or by the New York Stock Exchange.

13. Compliance Procedures

All Associates and Directors have a responsibility to understand and follow the Code of Business Conduct and Ethics. In addition, all Associates and Directors are expected to perform their work with honesty and integrity in any areas not specifically addressed by the Code. (Please consult the Old National Bancorp Associate Handbook for other policies and procedures that may govern the conduct of Associates employed by the Company.) A violation of this Code or other policies of the Company may result in appropriate disciplinary action including the possible termination from employment with the Company, without additional warning.

Every Associate and Director must annually certify that he or she has read this Code of Conduct and to the best of his or her knowledge is in compliance with all its provisions.

The Code of Business Conduct and Ethics reflects general principles to guide Associates and Directors in making ethical decisions and cannot and is not intended to address every specific situation. As such, nothing in this Code of Conduct prohibits or restricts the Company from taking any disciplinary action on any matters pertaining to Associate conduct, whether or not they are expressly discussed in this document.

This Code is not intended to create any express or implied contract with any Associate or third party. In particular, nothing in this document creates any employment contract between the Company and any of its Associates.

The Board of Directors of the Company has the exclusive responsibility for the final interpretation of the Code of Business Conduct and Ethics. The Code may be revised, changed or amended at any time by the Board of Directors of the Company.

We must all work to ensure prompt and consistent action against violations of this Code. However, in some situations it is difficult to know right from wrong. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach a new question or problem. These are the steps to keep in mind:

    Make sure you have all the facts. In order to reach the right solutions, we must be as fully informed as possible.
    Ask yourself: What specifically am I being asked to do? Does it seem unethical or improper? This will enable you to focus on the specific question you are faced with, and the alternatives you have. Use your judgment and common sense; if something seems unethical or improper, it probably is.
    Clarify your responsibility and role. In most situations, there is shared responsibility. Are your colleagues informed? It may help to get others involved and discuss the problem.
    Discuss the problem with your immediate supervisor. This is the basic guidance for all situations. In many cases, your immediate supervisor will be more knowledgeable about the question, and will appreciate being brought into the decision-making process. Remember that it is your supervisor's responsibility to help solve problems.
    Seek help from Company resources. In the rare case where it may not be appropriate to discuss an issue with your immediate supervisor, or where you do not feel comfortable approaching your supervisor with your question, discuss it locally with your Human Resources representative. You may also follow the procedures outlined in Section 10 of this Code if you wish to submit an anonymous complaint to the Audit Committee or other appropriate company personnel for matters involving questionable accounting, internal controls or auditing matters.

14. Whistleblower Protection

Retaliation in any form against an individual who reports a violation of this Code of Business Conduct and Ethics or of law, even if the report is mistaken, or who assists in the investigation of a reported violation, is itself a serious violation of this Code. Acts of retaliation should be reported immediately and will be disciplined appropriately.

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ACKNOWLEDGMENT AND AGREEMENT

I certify that I have read and understand the attached Old National Bancorp Code of Business Conduct and Ethics. I am not aware of any violations of the policy, and I also agree that I will adhere to this policy.

It is the policy of Old National Bancorp that all Directors and Associates sign this Acknowledgment and Agreement. I understand and agree that signing this Acknowledgment and Agreement is a condition of employment or continued employment with Old National Bancorp or any of its subsidiaries or affiliates.

Response Required By Date:_________________

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Signature

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Printed Name

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Date Signed